                                                                                                  Exhibit 10.1
                                                                                                  EXECUTION COPY

                                               EMPLOYMENT AGREEMENT

                  This  EMPLOYMENT  AGREEMENT  (this  "Agreement")  is  dated  as of June 23,  2004,  by and  among
O'Sullivan  Industries,  Inc.,  a Delaware  corporation  (the  "Company"),  Michael D. Orr (the  "Executive"),  and
O'Sullivan  Industries  Holdings,  Inc.,  a  Delaware  corporation  ("Holdings").  Capitalized  terms  used but not otherwise defined herein shall have the meaning ascribed to such terms in Section 7.

                  WHEREAS,  the  Company and the  Executive  desire to enter into an  agreement  to provide for the employment  of the  Executive  as  Executive  Vice  President-Operations  of the Company  pursuant to the terms and conditions set forth herein.

                  WHEREAS,  pursuant to the terms of the Executive  Stock  Agreement,  dated as of the date hereof, by and among the Company,  Holdings,  BRS and the  Executive  (as amended,  restated or modified from time to time, the "Executive Stock  Agreement"),  the Executive  purchased  (i) certain  shares of Holdings' Class B common stock
$0.01 par value (the "Common  Stock"),  (ii) certain  shares of Holdings' Series B Junior Preferred Stock $0.01 par
value (the "Series B Preferred")  and (iii) certain shares of Holdings'  Series C Junior  Preferred Stock $0.01 par
value (the "Series C Preferred" and together with the Series B Preferred,  the "Preferred  Stock"),  and the Common
Stock and the  Preferred  Stock  purchased  hereunder  together  with any  additional  shares of  capital  stock of
Holdings  acquired by the Executive after the date hereof and any options  exercisable into shares of capital stock of Holdings  granted to the Executive  through the date of termination  of this Agreement  pursuant to Section 1(d)
shall hereinafter be referred to as the "Executive Shares".

                  WHEREAS,  as a condition to the execution of the  Executive  Stock  Agreement,  the Executive has
(i) become party to the Stockholders Agreement by and among Holdings,  BRS and the stockholders of Holdings,  dated as of November 30, 1999 (as amended,  restated or modified from time to time,  the  "Stockholders  Agreement")  and
(ii) agreed to be bound by the  provisions  of this  Agreement  including,  but not limited to, the  provisions  of
Sections 4, 5 and 6 of this Agreement.

                  NOW, THEREFORE,  in consideration of the mutual undertaking  contained herein, the parties hereto agree as follows:

1.       Employment.

(a)      Employment.  The Company  agrees to employ the  Executive,  and the Executive  hereby  accepts  employment with the Company,  upon the terms and conditions  set forth in this Agreement for the period  beginning on the date hereof and ending as provided in Section 1(d) (the "Employment Period").

(b)      Position and Duties.

(i)      The  Executive  agrees  to serve as the  Executive  Vice  President-Operations  of the  Company  under the supervision and direction of the Board.

(ii)     The  Executive  shall devote his best efforts and  substantially  all of his business  time and  attention
         (except for permitted  vacation  periods and reasonable  periods of illness or other incapacity which does not  constitute  permanent  disability)  to the business  and affairs of the Company and its  Subsidiaries
         except  as  may  be  agreed  to  in  writing  by  BRS.  The   Executive   shall  perform  his  duties  and
         responsibilities  to the best of his  abilities in a diligent,  trustworthy,  businesslike  and  efficient manner.

(c)      Base Salary and Benefits.

(i)      During the Employment  Period,  Executive's  base salary shall be $230,000 per annum (the "Base  Salary"), which salary shall be payable in regular  installments  in accordance  with the Company's  general payroll practices.  Following the first  anniversary of the date hereof,  Executive's  salary (and other benefits)
         will be  reviewed  by the  Board  annually  and may be  increased  (but not  decreased)  as the  Board may determine based upon performance and other reasonable factors.

(ii)     For each fiscal year during the Employment  Period,  the Executive shall be eligible to receive a bonus of up to 80% of the Base Salary,  subject to the achievement of certain  performance targets to be determined by the Board;  provided however,  that for the Company's fiscal year ending June 30, 2005, Executive shall receive a bonus  payment in an amount  equal to no less than  $184,000,  which such bonus shall be paid on or after June 30, 2005.

(iii)    In addition to the Base Salary and any bonuses  payable to the  Executive  pursuant to this Section  1(c), the Executive  shall be entitled,  during the  Employment  Period,  to  participate in all of the employee benefit programs  (including,  without  limitation,  medical and disability) for which executive employees of the  Company or its  Subsidiaries  are  generally  eligible  on the same terms and  conditions  as such executive  employees.  To the extent  these  programs  do not  provide  benefits  which are  substantially similar to those  provided to the  Executive  under the benefit  programs of his previous  employer as set forth on Schedule 1 attached  hereto,  the Company shall  compensate  the Executive in such a manner as to provide the Executive  the economic  benefit of these  programs  (the  benefits  described in this Section
         1(c)(iii) are collectively referred to as the "Benefits").

(iv)     The  Company  shall  reimburse  the  Executive  for all  reasonable  expenses  incurred  by him during the
         Employment  Period in the course of performing his duties under this Agreement  which are consistent  with the  Company's  and its  Subsidiaries'  policies  in  effect  from time to time with  respect  to  travel, entertainment  and other  business  expenses,  subject to the Company and its  Subsidiaries'  requirements with respect to reporting and documentation of such expenses.

(v)      All  amounts  payable  to the  Executive  as  compensation  hereunder  shall be  subject  to all  required withholding by the Company.

(d)      Term.

(i)      The  Employment  Period shall end on the first  anniversary  of the date hereof (the "Initial  Employment
         Period");  provided,  that the Employment  Period shall  automatically be renewed for successive  one-year periods,  unless the Company or the Executive  gives the other party written notice of the election not to renew the Employment  Period at least 30 days prior to the expiration of the Employment  Period;  provided further,  that (A) the Employment  Period shall be terminated  prior to such date upon (x) the Executive's death or permanent disability or (y) the Executive's  voluntary  resignation and (B) the Employment Period may be  terminated  prior to such  date by the  Company  for any  reason  (and so long as the  Executive's employment  is  terminated  other than for Cause,  the  Company  shall  give the  Executive  30 days prior written notice which 30 day period shall be credited toward the Severance Period described below).

(ii)     If the Employment  Period is terminated by the Company for Cause or by reason of the Executive's  death or disability or by the Executive's  voluntary  resignation other than within 30 days following a Good Reason
         Event,  the  Executive  shall be  entitled  to all  previously  earned and  accrued but unpaid Base Salary through  the date of  termination,  but shall not be entitled to any  further  Base  Salary,  any bonus or
         Benefits for the  remainder  of that year or any future  year,  or to any  severance  compensation  of any kind, nature or amount.

(iii)    Subject to paragraph  1(d)(iv),  if the Employment Period is terminated by the Company other than pursuant to paragraph (ii) above or by the Executive  within 30 days  following a Good Reason Event,  the Executive shall be entitled to (A) all  previously  earned and accrued but unpaid Base Salary up to the date of such termination  and Base Salary for a period of twelve  (12) months  following  the date of such  termination
         (the "Severance  Period") and (B) Benefits for the Severance  Period;  provided,  that the Executive shall not be entitled to any bonus for the  remainder of that year or any Base Salary,  bonus or Benefits  after the termination of the applicable Severance Period.

(iv)     The  Executive  agrees that the  Executive  shall be entitled to the  payments  provided  for in paragraph
         1(d)(iii) if and only if the Executive has not breached as of the date of  termination  of the  Employment
         Period the  provisions  of Sections 4, 5 and 6 hereof and does not breach such sections at any time during the period for which such payments are to be made;  provided,  that the Company's  obligation to make such payments will terminate upon the occurrence of any such breach during such Severance Period.

(v)      Any payments pursuant to this Section 1(d)  shall be made in monthly  installments on the payment dates on which the Base Salary would have  otherwise been paid if the  Employment  Period had continued,  and as of the date of the  final  such  payment,  none of the  Company  or any of its  Subsidiaries  shall  have any further obligation to Executive pursuant to this Section 1(d) except as provided by law.

(vi)     The  Executive  hereby  agrees  that no  severance  compensation  of any kind,  nature or amount  shall be payable  to the  Executive  except  as  expressly  set forth in this  Section 1(d),  and  except  for such payments, the Executive hereby irrevocably waives any claim for severance compensation.

2.       Repurchase Option

                           The Executive agrees that the Executive  Shares shall be subject to repurchase  pursuant to the terms of the Executive Stock Agreement.

3.       Restrictions on Transfer.

(a)      The certificates representing the Executive Shares will bear the following legend:

                  "THE SECURITIES  REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER
                  THE  SECURITIES  ACT OF 1933,  AS AMENDED (THE  "ACT"),  AND MAY NOT BE SOLD OR
                  TRANSFERRED  IN THE ABSENCE OF AN EFFECTIVE  REGISTRATION  STATEMENT  UNDER THE
                  ACT OR AN EXEMPTION FROM REGISTRATION  THEREUNDER.  THE SECURITIES  REPRESENTED
                  BY THIS  CERTIFICATE  ARE ALSO SUBJECT TO ADDITIONAL  RESTRICTIONS ON TRANSFER,
                  CERTAIN  REPURCHASE  OPTIONS  AND  CERTAIN  OTHER  AGREEMENTS  SET  FORTH IN AN
                  EXECUTIVE STOCK AGREEMENT  BETWEEN THE COMPANY AND THE SIGNATORY  THERETO DATED
                  AS OF JUNE 23 2004 AND A STOCKHOLDERS  AGREEMENT  AMONG THE COMPANY AND CERTAIN
                  OTHER PARTIES  THERETO DATED AS OF NOVEMBER 30, 1999. A COPY OF SUCH  AGREEMENT
                  MAY BE  OBTAINED  BY THE  HOLDER  HEREOF AT THE  COMPANY'S  PRINCIPAL  PLACE OF
                  BUSINESS WITHOUT CHARGE."

(b)      The Executive Shares are subject to the  restrictions on transfer set forth in the Stockholders  Agreement and the Executive Stock Agreement.

4.       Confidential  Information.  The  Executive  acknowledges  that  the  information,  observations  and  data obtained by the  Executive  while  employed by the Company or any of its  Subsidiaries  concerning  the business or affairs of Holdings, the Company or any Subsidiary  ("Confidential  Information") are the property of Holdings, the
Company or such  Subsidiary.  Therefore,  the  Executive  agrees that during the time he is employed by the Company and its Subsidiaries  and for a period of five years  thereafter he shall not disclose to any  unauthorized  person or use for his own account any  Confidential  Information  without the prior written  consent of the Board,  unless and to the extent that the  aforementioned  matters become  generally  known to and available for use by the public other than as a result of the  Executive's  acts or omissions to act. The  Executive  shall  deliver to the Company at the Termination,  or at any other time the Company may request, all memoranda,  notes, plans, records,  reports, computer  tapes and  software  and other  documents  and data (and copies  thereof)  relating  to the  Confidential
Information,  Work Product (as defined  below) and the business or affairs of the Company or any  Subsidiary  which he may then possess or have under his control.

5.       Inventions  and  Patents.   The  Executive   agrees  that  all  inventions,   innovations,   improvements,
developments,  methods, designs, analyses,  drawings, reports, and all similar or related information which relates to the Company's or any of its Subsidiaries' actual or anticipated  business,  research and development or existing or future  products or services and which are conceived,  developed or made by the Executive  while employed by the
Company or any of its Subsidiaries  ("Work  Product") belong to the Company or such Subsidiary.  The Executive will promptly  disclose  such Work  Product to the Board and  perform  all  actions  reasonably  requested  by the Board
(whether  during or after the  Employment  Period) to establish  and confirm  such  ownership  (including,  without limitation, assignments, consents, powers of attorney and other instruments).

6.       Nonsolicitation; Noncompetition.

(a)      Nonsolicitation  of  Customers.  During  the  Covenant  Period,  the  Executive  shall  not,  directly  or indirectly,  on his own behalf or on behalf of any other  Person,  solicit or call upon any  Customer  (as  defined herein) for the  purpose  of, or with the  intention  of,  selling or  providing  to such  Customer  any product or
Service in  competition  with any product or Service  sold or  provided  by the Company or any of its  Subsidiaries during the one-year period  immediately  preceding the  termination of the Executive's  employment with the Company and its  Subsidiaries.  For the purposes of this Section 6, a "Customer"  is any Person with whom the Executive has had direct  contact and to whom the Company or any of its  Subsidiaries  has (i)  provided  products or Services of the Company or any of its  Subsidiaries,  (ii) sent or  delivered a sales or Servicing  proposal or (iii)  actively solicited  for the purpose of  providing  to that Person any product or Service  sold or provided by the Company or any of its Subsidiaries,  in each case during the one-year period immediately  preceding the date of termination of the Executive's employment with the Company.

(b)      Nonsolicitation  of  Employees.  During  the  Covenant  Period,  the  Executive  shall  not,  directly  or indirectly,  either on his own  behalf  or on behalf of any other  Person,  (i)  induce or  attempt  to induce  any employee of the  Company or any  Subsidiary  of the Company to leave the employ of the Company or such  Subsidiary, or in any way  interfere  with the  relationship  between  the  Company or any  Subsidiary  of the  Company and any
employee  thereof or (ii) hire any person who was an  employee  of the  Company or any  Subsidiary  of the  Company
within the last twelve (12) months prior to the  termination  of  Executive's  employment  with the Company and its
Subsidiaries.

(c)      Noncompetition.  The Executive  acknowledges  that as Executive Vice  President-Operations  of the Company he will have  executive  responsibility  for all of the  Company's  and its  Subsidiaries'  Business (as defined in
Section 7 below),  and  operational  financial  responsibility  for said Business  throughout the United States and internationally,  and that it is  reasonable  and  necessary  for the  Company  to  protect  itself on such  basis.
Accordingly,  during the Covenant  Period,  the  Executive  shall not,  directly or  indirectly,  either on his own behalf or on behalf of any other  Person  who is, at the time,  directly  or  indirectly  in  competition  with the
Business of any of the Company and its  Subsidiaries,  provide  Services in any state in the United States in which any of the  Company  and its  Subsidiaries  sold or  distributed  products or Services of any of the Company or its
Subsidiaries  during  the  one-year  period  immediately  preceding  the  date of  termination  of the  Executive's employment with the Company (the "Territory").

(d)      Acknowledgement.  The Executive acknowledges and agrees:

(i)      The knowledge and experience  the Executive  will acquire while an employee,  officer and executive of the
         Company and its  Subsidiaries  are of special,  unique and  extraordinary  character and that his position with the  Company  and its  Subsidiaries  will place him in a position  of  confidence  and trust with the
         Company's (and its Subsidiaries') Customers and other employees of the Company and its Subsidiaries;

(ii)     The  restrictions  contained in Sections 4, 5 and 6 of this  Agreement  are  reasonable as to duration and scope and are fully enforceable;

(iii)    The nature and periods of the restrictions  imposed by the  restrictions  contained in Sections 4, 5 and 6 of this  Agreement  are fair,  reasonable,  and  necessary to protect and preserve for the Company and its
         Subsidiaries  the benefits of the Executive's  employment with the Company and its  Subsidiaries  and such restrictions will not prevent the Executive from earning a livelihood;

(iv)     The Executive's  experience and capabilities are such that he can obtain employment  without breaching the terms and  conditions of this  Agreement and his  obligations  under this  Agreement  will not prevent him from earning a livelihood;

(v)      The Executive  will have special  knowledge,  contacts and expertise with respect to the operations of the
         Company and its  Subsidiaries,  and the Company would not enter into this Agreement  without obtaining the covenants  and  agreements  of the  Executive  set  forth in  Sections  4, 5 and 6,  which  the  Executive acknowledges  and agrees  reflect  reasonable  restrictions  necessary  and  appropriate  to  protect  the interests  of the Company and its  Subsidiaries.  In  addition,  but for the  Executive's  willingness  to adhere  strictly to the  covenants  contained in Sections 4, 5 and 6, the Company,  Holdings and BRS would not have entered into the  Executive  Stock  Agreement  described in the  Preamble  hereto.  Further,  the financial  consideration  provided under this Agreement,  including the sale of the Executive Shares under the Executive Stock Agreement,  is in part intended to be  consideration  for the covenants and agreements of the Executive set forth in Sections 4, 5 and 6.

7.       Definitions.  As used herein, the following terms shall have the following meanings:

                  "Board" means the board of directors of the Company.

                  "BRS" means Bruckmann, Rosser, Sherrill & Co. II, L.P., a Delaware limited partnership.

                  "Business" means the design,  manufacture,  distribution  and/or sale (including as such activity relates to Customer accounts) of furniture and cabinetry for home, garage and office.

                  "Cause"  means (i)  Executive's  continued  failure to perform  his duties to the Company and its
Subsidiaries as reasonably  directed by the Board,  (ii) a breach of the Executive's duty of loyalty to the Company and its  Subsidiaries,  (iii)  Executive's  conviction  of a crime  involving  an act of moral  turpitude  or which constitutes a felony in the  jurisdiction in which Executive is employed,  regardless of whether the crime involves the Company or any of its Subsidiaries,  (iv) the willful  commission by the Executive of illegal conduct involving dishonesty  or fraud  with  respect to the  Company or any of its  Subsidiaries,  (v) gross  negligence  or willful misconduct in the  performance  of  Executive's  duties of a material  nature with respect to the Company or any of its  Subsidiaries,  (vi) breach of Section 4, 5 or 6 hereof or (vii) any other material breach of this Agreement by the Executive.  Notwithstanding  the  foregoing,  no event shall give rise to "Cause"  without the Executive  first receiving written notice from the Board and then having a reasonable opportunity to cure such event.

                  "Covenant  Period"  means the time during which the  Executive is employed by the Company and its
Subsidiaries and for one year following the date of such  termination of the Executive's  employment by the Company and its Subsidiaries for any reason.

                  "Customer" has the meaning given to such term in Section 6(a).

                  "Fair  Value"  means for each share of Common  Stock,  the average of the  closing  prices of the sales of the Common Stock on all securities  exchanges on which the Common Stock may at the time be listed,  or, if there have been no sales on any such  exchange on any day,  the average of the highest bid and lowest  asked prices on all such  exchanges at the end of such day, or, if on any day the Common Stock is not so listed,  the average of the  representative  bid and asked prices quoted in the Nasdaq  National  Market System  ("Nasdaq  NMS") as of 4:00
p.m.,  New York City time,  or, if on any day the Common  Stock is not quoted in the Nasdaq NMS, the average of the highest  bid and  lowest  asked  prices on such day in the  domestic  over-the-counter  market as  reported  by the
National Quotation Bureau Incorporated,  or any similar successor  organization,  in each such case averaged over a period of 21 days  consisting  of the day as of which the Fair  Value is being  determined  and the 20  consecutive business  days prior to such day.  If at any time the  Common  Stock is not listed on any  securities  exchange  or quoted in the Nasdaq NMS or the  over-the-counter  market,  the Fair Value of each share of Common  Stock  shall be determined  by the Board in its good faith  judgment.  The "Fair Value" of each share of  Preferred  Stock shall be as determined by the Board in its good faith judgment.

                  "Good Reason  Event"  means,  if during the  Employment  Period (i) the  Executive  experiences a substantial diminution in Executive's title or professional  responsibilities,  and (ii) there is a material breach of this  Agreement by the  Company.  Notwithstanding  the  foregoing,  no event shall give rise to a "Good  Reason"
without the Company first having a reasonable opportunity to cure such event.

                  "Original  Cost"  with  respect  to one of the  Executive  Shares  means the amount for which the
Executive acquired such share or any capital stock exchanged for/converted into such share.

                  "Permitted Transferees" has the meaning given to such term in the Stockholders Agreement.

                  "Person"  means an individual,  a  partnership,  a  corporation,  an  association,  a joint stock
company,  a  limited  liability  company,  a  limited  liability   partnership,   a  trust,  a  joint  venture,  an
unincorporated  organization  or other entity,  or a  governmental  entity or any  department,  agency or political subdivision thereof.

                  "Securities Act" means the Securities Act of 1933, as amended from time to time.

                  "Services"  means  services  substantially  similar to those  services  actually  provided by the
Executive  to or on the  behalf of the  Company  and its  Subsidiaries  within  the  one-year  period  prior to the termination of the Executive's employment with the Company.

                  "Subsidiary"  means,  with respect to any Person,  any corporation,  partnership,  association or other  business  entity of which (i) if a  corporation,  a majority  of the total  voting  power of shares of stock entitled  (without regard to the occurrence of any  contingency) to vote in the election of directors,  managers or trustees thereof is at the time owned or controlled,  directly or indirectly,  by that Person or one or more of the other Subsidiaries of that Person or a combination  thereof,  or (ii) if a partnership,  limited liability company, association or other business  entity,  a majority of the partnership or other similar  ownership  interest thereof is at the time owned or  controlled,  directly or  indirectly,  by any Person or one or more  Subsidiaries  of that
Person or a  combination  thereof.  For  purposes  hereof,  a Person or Persons  shall be deemed to have a majority ownership  interest in a partnership,  limited  liability  company,  association  or other business  entity if such
Person or Persons shall be allocated a majority of partnership,  limited  liability  company,  association or other business  entity  gains or  losses  or shall be or  control  the  managing  director  or  general  partner  of such partnership, limited liability company, association or other business entity.

8.       Notices.  All notices,  demands or other  communications  to be given or  delivered  under or by reason of the  provisions  of this  Agreement  will be in  writing  and will be  deemed  to have been  given  when  delivered personally,  mailed by certified or registered  mail,  return  receipt  requested and postage  prepaid,  sent via a nationally  recognized overnight courier,  sent via facsimile to the recipient (followed by telephone  confirmation to the  receiving  party),  or sent via e-mail to the  recipient.  Such notices,  demands and other  communications will be sent to the address indicated below:

                  To the Company and/or Holdings:

                           O'Sullivan Industries Holdings, Inc.
                           1900 Gulf Street
                           Lamar, MO  64759
                           Attention:  Chief Executive Officer and Secretary
                           Facsimile:  _______________

                           With a copy, which shall not constitute notice to the Company, to:

                           Kirkland & Ellis LLP
                           Citigroup Center
                           153 East 53rd Street
                           New York, NY  10022
                           Attention:  Kimberly P. Taylor, Esq.
                           Facsimile:  (212) 446-4900

                  To the Executive:

                           Michael D. Orr
                           490 Glen National Drive
                           Alpharetta, GA 30004
                           email:  orrfamilygrp@aol.com

                           With a copy, which shall not constitute notice to the Company, to:

                           Sutherland Asbill & Brennan
                           999 Peachtree Street, NE
                           Atlanta, GA  30309
                           Attention:  Herbert Short, Esq.
                           Facsimile:  (404) 853-8806

or such other address or to the attention of such other person as the recipient party shall have specified by prior written notice to the sending party.

9.       Miscellaneous.

(a)      Severability.  Whenever  possible,  each provision of this Agreement will be interpreted in such manner as to be  effective  and valid under  applicable  law, but if any  provision of this  Agreement is held to be invalid, illegal or  unenforceable  in any respect under any applicable law or rule in any  jurisdiction,  such  invalidity, illegality or unenforceability  will not affect any other provision or any other  jurisdiction,  but this Agreement will be  reformed,  construed  and  enforced in such  jurisdiction  as if such  invalid,  illegal or  unenforceable provision had never been contained herein.

(b)      Complete  Agreement.  This Agreement,  the Executive Stock  Agreement,  the  Stockholders  Agreement,  the
Registration  Rights Agreement and the Joinders to each of the Stockholders  Agreement and the Registration  Rights
Agreement  embody the complete  agreement and  understanding  among the parties and supersede and preempt any prior understandings,  agreements or representations by or among the parties,  written or oral, which may have related to the subject matter hereof in any way.

(c)      Counterparts.  This Agreement may be executed in separate  counterparts,  each of which is deemed to be an original and all of which taken together constitute one and the same agreement.

(d)      Successors and Assigns.  Except as otherwise  provided herein,  this Agreement shall bind and inure to the benefit of and be enforceable by the Executive,  the Company,  Holdings and their respective successors and assigns
(including  subsequent  holders  of the  Executive  Shares);  provided,  that the  rights  and  obligations  of the
Executive  under this  Agreement  shall not be  assignable  except in connection  with a permitted  transfer of the
Executive Shares hereunder.

(e)      Governing Law. All questions  concerning the construction,  validity and  interpretation of this Agreement and the exhibits  hereto will be governed by and  construed in  accordance  with the domestic  laws of the State of
New York,  without  giving  effect to any choice of law or conflict of law  provision or rule (whether of the State of New York or any other  jurisdiction)  that would cause the  application  of the laws of any  jurisdiction  other than the State of New York.

(f)      Remedies.  The  Executive  acknowledges  and  agrees  that any  breach or  violation  by him of any of the covenants and promises given by him in this  Agreement will result in irreparable  injury to the Company and/or its
Subsidiaries  and that in the event of such breach the amount of actual damages may be difficult to calculate,  and that  as a  result  the  Company's  remedy  at law for  such  breach  will be  inadequate.  The  Executive  further acknowledges  that the  restrictive  covenants set forth in Sections 4, 5 and 6 are of a special,  unique,  unusual and  extraordinary  character,  the loss of which cannot be adequately  compensated  by damages.  Accordingly,  the
Executive  agrees that in the event of a breach or a threatened  breach by the  Executive of any of the  provisions of Sections 4, 5 and 6, the Company and BRS, in addition and  supplementary  to other rights and remedies  existing in their favor, may apply to any court of law or equity of competent  jurisdiction for specific  performance and/or injunctive  or other  relief in order to  enforce or prevent  any  violations  of the  provisions  hereof  (without posting a bond or other  security).  Each party shall bear their own  attorneys'  fees and  expenses of  litigation incurred in connection with the enforcement of this Agreement.

(g)      Amendment  and Waiver.  The  provisions  of this  Agreement  may be amended and waived only with the prior written consent of the Company, the Executive and BRS.

(h)      Role of BRS.  BRS is not responsible for any of the obligations of the Company under this Agreement.

(i)      Acknowledgement  by  Executive.  The  Executive  represents  to the Company that he is  knowledgeable  and sophisticated  as to business  matters,  including  the  subject  matter of this  Agreement,  that he has read this
Agreement and that he understands its terms.  The Executive  acknowledges  that, prior to assenting to the terms of this  Agreement,  he has been given a reasonable  time to review it, to consult with counsel of his choice,  and to negotiate  at  arm's-length  with the Company as to the  contents.  The  Executive  and the Company  agree that the language used in this Agreement is the language  chosen by the parties to express their mutual intent,  and that no rule of strict construction is to be applied against any party hereto.

                                                     * * * * *

                  IN WITNESS  WHEREOF,  the parties hereto have executed this  Employment  Agreement as of the date first written above.

                                                     O'SULLIVAN INDUSTRIES HOLDINGS, INC.

                                                     By:        __ /s/ Robert S. Parker_______
                                                              Name:    Robert S. Parker
                                                              Title:  President and Chief Executive Officer

                                                     O'SULLIVAN INDUSTRIES, INC.

                                                     By:        __ /s/ Robert S. Parker_______
                                                              Name:    Robert S. Parker
                                                              Title:  President and Chief Executive Officer

                                                                     /s/ Michael D. Orr_________
                                                           Michael D. Orr

                                                    Schedule 1

                                      Benefits provided by previous employer

401K:                               100% match on first 3%
                                    50% match on next 2%
Health:                             100% plan - $250 deductible
Dental:                             80/20
Life Insurance:                     2xs salary - max at $800,000
Optional Life:                      $500,000 employee pay
Auto:                               $1,200/month (estimate)